As filed with the Securities and Exchange Commission on March 2, 1998.

                                                     Registration No. 33-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                            PRECISION AUTO CARE, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            VIRGINIA                                    54-1847851
  (STATE OR OTHER JURISDICTION              (I.R.S. EMPLOYER IDENTIFICATION NO.)
OF INCORPORATION OR ORGANIZATION)

                             748 MILLER DRIVE, S.E.
                            LEESBURG, VIRGINIA 20175

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                              --------------------


                       PRECISION AUTO CARE, INC. DIRECTOR
                                STOCK OPTION PLAN

                            (FULL TITLE OF THE PLAN)

                              --------------------

                                 PETER KENDRICK
                            PRECISION AUTO CARE, INC.
                             748 MILLER DRIVE, S.E.
                            LEESBURG, VIRGINIA 20175

                                 (703) 777-9095

            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                              --------------------

                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Proposed                 Proposed
                                                                maximum                  maximum
        Title of securities           Amount to be          offering price              aggregate                 Amount of
         to be registered              registered              per share(1)           offering price(1)       registration fee
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par
value $.01 per share................     77,000                  $10.50                  $808,500                 $245.00
-----------------------------------------------------------------------------------------------------------------------------------
(1) Determined pursuant to Rule 457, solely for the purpose of calculating the registration fee.
-----------------------------------------------------------------------------------------------------------------------------------

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  Incorporation of Documents by Reference.
         ----------------------------------------

         The following documents filed by the Registrant with the Securities and Exchange Commission (the "Commission") are incorporated by reference and made a part hereof:

                  (a) The Registrant's Prospectus filed pursuant to Rule 424(b) with the Commission on November 6, 1997 which formed a part of the Registrant's Registration Statement on Form S-1 (Registration No. 333-34439);

                  (b) The Registrant's Report on Form 10-Q for the quarter ended September 30, 1997, filed with the Commission on December 19, 1997;

                  (c) The Registrant's Current Report on Form 10-Q for the quarter ended December 31, 1997, filed with the commission on February 17, 1998; and

                  (d) The description of the Registrant's capital stock contained in the Registrant's Registration Statement on Form 8-A filed with the Commission pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), and any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to filing of a post-effective amendment which indicates that all securities offered have been sold or which removes from registration all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of the filing of such documents.

ITEM 4.  Description of Securities.
         --------------------------

         Not Applicable

ITEM 5.  Interests of Named Experts and Counsel.
         ---------------------------------------

         Not Applicable

ITEM 6.  Indemnification of Directors and Officers.
         ------------------------------------------

         The Articles of Incorporation of the Company provide that, to the fullest extent permitted by the Virginia Stock Corporation Act, the Company shall indemnify current and former directors and officers of the Company against any and all liabilities and expenses in connection with their services to the Company in such capacities. The Articles of Incorporation further mandate that the Company shall advance expenses to its directors and officers to the full extent permitted by the Virginia Stock Corporation Act. The Articles of Incorporation also permit the Company, by action of its Board of Directors, to indemnify its employees and agents with the same scope and effect as the foregoing indemnification of directors and officers.

         The Articles of Incorporation of the Company provide that, to the fullest extent permitted by the Virginia Stock Corporation Act, no director or officer of the Company shall be personally liable to the Company or its stockholders for monetary damages. Under current Virginia law, the effect of this provision is to eliminate the rights of the Company and its stockholders to recover monetary damages against a director or officer except for the director or officer's (a) willful misconduct, (b) knowing violation of any criminal law or of any federal or state securities law, including (without limitation), any claim of unlawful insider trading or manipulation of the market for any security, or (c) payment of unlawful distributions, including dividends and stock redemptions.

         The Articles of Incorporation of the Company authorize the Company to purchase liability insurance for its officers and directors and the Company currently maintains such insurance coverage on behalf of its officers and directors.

ITEM 7.  Exemption from Registration Claimed.
         ------------------------------------

         Not Applicable

ITEM 8.  Exhibits.
         ---------

     4. Precision Auto Care, Inc. Stock Option Agreement with each of Lynn E. Caruthers, Woodley A. Allen, Bernard Clineburg, Bassam N. Ibrahim, Arthur Kellar, Edward Bannourah, J. Robert Corish and Robert J. Kelley, which collectively constitute the Precision Auto Care, Inc. Directors Stock Option Plan.

     5. Opinion of Miles & Stockbridge P.C.

  23.1. Consent of Ernst & Young LLP, independent auditors.

  23.2. Consent of Miles & Stockbridge P.C. (included in the opinion filed as Exhibit 5).

    24.  Power of Attorney.

ITEM 9.  Undertakings.
         -------------

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                         (i)        To include any prospectus required by
section 10(a)(3) of the Securities Act of 1933;

                        (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (ss.230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                       (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Leesburg, State of Virginia on the 2nd day of March, 1998.

                                       PRECISION AUTO CARE, INC.

                                       By: /s/ John F. Ripley
                                           ----------------------
                                           John F. Ripley
                                           President, Chief Executive
                                           Officer and Director

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

     Signature                       Title                          Date
     ---------                       -----                          ----

         *
------------------------
Lynn E. Caruthers               Chairperson of the Board         March 2, 1998
                                of Directors

/s/John F. Ripley
------------------------
John F. Ripley                  President, Chief                 March 2, 1998
                                Executive Officer
                                and Director

         *
------------------------
William R. Klumb                Vice President-Precision         March 2, 1998
                                Auto Wash Operations and
                                Director

         *
------------------------
Woodley A. Allen                Director                         March 2, 1998

         *
------------------------
George Bavelis                  Director                         March 2, 1998

     Signature                       Title                          Date
     ---------                       -----                          ----

-------------------------
Bernard H. Clineburg            Director                         March 2, 1998


         *
-------------------------
C. Eugene Deal                  Director                         March 2, 1998


         *
-------------------------
Effie Eliopulos                 Director                         March 2, 1998


         *
-------------------------
Bassam Ibrahim                  Director                         March 2, 1998


-------------------------
Richard O. Johnson              Director                         March 2, 1998


-------------------------
Arthur Kellar                   Director                         March 2, 1998


         *
-------------------------
Harry G. Pappas, Jr.            Director                         March 2, 1998


         *
-------------------------
Gerald Zamensky                 Director                         March 2, 1998


         *
-------------------------
Peter Kendrick                  Chief Financial                  March 2, 1998
                                Officer and Treasurer
                                (Principal Finance and
                                Accounting Officer)

By: /s/ John F. Ripley
   ----------------------
   John F. Ripley                                                March 2, 1998
   (Attorney-in-Fact)**

---------------------
**By authority of Power of Attorney filed with this Registration Statement on Form S-8.

                               Index to Exhibits
                               -----------------

Exhibit
Number                           Description
------                           -----------

     4. Precision Auto Care, Inc. Stock Option Agreement with each of Lynn E. Caruthers, Woodley A. Allen, Bernard Clineburg, Bassam N. Ibrahim, Arthur Kellar, Edward Bannourah, J. Robert Corish and Robert J. Kelley, which collectively constitute the Precision Auto Care, Inc. Directors Stock Option Plan.

     5.                          Opinion of Miles & Stockbridge P.C.

  23.1.                          Consent of Ernst & Young
                                 LLP, independent auditors.

  23.2.                          Consent of Miles & Stockbridge P.C.
                                 (included in the opinion
                                 filed as Exhibit 5).

    24.                          Power of Attorney.